UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
July 20, 2004

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

(989) 839-5350 (Registrant's Telephone Number, Including Area Code)

Item 7.          Financial Statements and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated July 20, 2004

Item 12.          Results of Operation and Financial Condition.

                    On July 20, 2004, Chemical Financial Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 22, 2004	CHEMICAL FINANCIAL CORPORATION (Registrant)

		By:	/s/Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No	Document

99.1	Press Release dated July 20, 2004